UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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Form 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2025
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WisdomTree, Inc.

(Exact name of registrant as specified in its charter)

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Delaware	001-10932	13-3487784
(State or other jurisdiction of incorporation)	Commission File Number:	(IRS Employer Identification No.)

250 West 34th Street

3rd Floor

New York, NY 10119

(Address of principal executive offices, including zip code)

(212) 801-2080

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)
_______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	WT	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry Into a Material Definitive Agreement.

Equity Purchase Agreement

On July 31, 2025, WisdomTree, Inc. (the “Company”) and WisdomTree Farmland Holdings, Inc. (the “Purchaser”), a wholly-owned subsidiary of the Company, entered into an Equity Purchase Agreement (the “Purchase Agreement”) with Ceres Partners, LLC, an Indiana limited liability company (“Ceres”), the members of Ceres (together, the “Sellers”), and an individual acting as the Sellers’ representative, pursuant to which the Purchaser agreed to acquire from the Sellers all of the issued and outstanding equity interests of Ceres (the “Acquisition”), subject to the terms and conditions set forth therein.

Pursuant to the Purchase Agreement, the Purchaser will acquire Ceres for aggregate consideration consisting of (i) $275.0 million in cash payable at the closing of the Acquisition (the “Closing”) and subject to customary post-closing adjustments, including adjustments to cash, indebtedness and working capital, and (ii) earnout consideration of up to $225.0 million, payable in 2030, contingent upon Ceres achieving a compound annual growth rate in revenue of 12% to 22% during the earnout measurement period of January 1, 2025 through December 31, 2029.

The Purchaser, the Sellers and Ceres each have made customary warranties in the Purchase Agreement with respect to its ability to enter into and consummate the Acquisition. The Sellers and Ceres have made customary warranties in the Purchase Agreement with respect to the business of Ceres. The Purchaser and the Sellers have agreed under the Purchase Agreement to make certain undertakings in seeking regulatory approvals and to maintain the confidentiality of certain information not otherwise required to be disclosed under applicable law. The Sellers and Ceres also have agreed to carry on the business of Ceres in the ordinary course consistent with past practice and not to take certain actions during the period between entry into the Purchase Agreement and the Closing. The Sellers have agreed to non-competition and non-solicitation covenants. The Purchaser also has agreed to matters relating to the employment of continuing employees of Ceres and its affiliate. The Sellers will be subject to customary indemnification rights for transactions of this type, including with respect to breaches of warranties and other specified matters; provided that the Purchaser has obtained a representations and warranties insurance policy related to certain risks associated with the Acquisition. The indemnification obligations of the Sellers are subject to escrows, thresholds and caps with respect to breaches of certain warranties. The Purchaser will be subject to limited indemnification obligations customary for a transaction of this type. The Company has agreed to guarantee the timely payment and performance of each of the obligations of the Purchaser under the Purchase Agreement.

Simultaneously with the execution of the Purchase Agreement, WisdomTree Asset Management, Inc., a wholly-owned subsidiary of the Company, entered into employment agreements with certain key employees of Ceres, which will become effective as of the Closing.

The Acquisition is expected to close in the fourth quarter of 2025, subject to the satisfaction or waiver of customary closing conditions, including, among others, obtaining regulatory approvals, required consents and financing. In addition, the completion of the Acquisition is conditioned upon (i) employment agreements with certain key employees of Ceres being in full force and effect, (ii) Ceres delivering executed consents from both Ceres, as general partner of Ceres Farms, LLC (“Ceres Farms”), and a majority of the investors in Ceres Farms, (iii) the Closing Revenue Run-Rate being no less than 85% of the Base Revenue Run-Rate (each as defined in the Purchase Agreement) and (iv) tail coverage for the insurance coverages currently in effect for the directors, managers and officers of the acquired companies being in full force and effect. The Purchaser’s obligation to consummate the Acquisition is further subject to the condition that, during the period between July 31, 2025 and the Closing, there has not been a Material Adverse Effect (as defined in the Purchase Agreement).

The Purchase Agreement will terminate if the Closing has not occurred on or prior to December 31, 2025, subject to the parties agreeing to extend such date, as well as for material breaches not cured prior to December 31, 2025. If the Purchase Agreement is terminated by the Purchaser, subject to certain other conditions, the Purchaser will reimburse Ceres for Ceres’ Eligible Expenses (as defined in the Purchase Agreement) subject to a $2.0 million cap.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of such document. A copy of the Purchase Agreement will be filed by the Company with the Securities and Exchange Commission (“SEC”) as an exhibit to its Form 10-Q for the quarter ended June 30, 2025. The representations, warranties and covenants contained in the Purchase Agreement were made only for purposes of that agreement and as of specific dates; were solely for the benefit of the parties to the Purchase Agreement; may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures, and may have been made for the purposes of allocating contractual risk between the parties to the Purchase Agreement instead of establishing these matters as facts; and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants, or any descriptions thereof, as characterizations of the actual state of facts or condition of the Purchaser, Ceres, the Sellers or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Item 2.02.	Results of Operations and Financial Condition.

On July 31, 2025, the Company issued a press release announcing its financial results for the three and six months ended June 30, 2025. A copy of the press release containing this information is being furnished as Exhibit 99.2 to this Report on Form 8-K and is incorporated herein by reference.

The information furnished pursuant to this Item 2.02, including Exhibit 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section and shall not be deemed incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended.

Item 7.01.	Regulation FD Disclosure.

On July 31, 2025, the Company issued a press release announcing its entry into the Purchase Agreement. A copy of the press release containing this information is being furnished as Exhibit 99.1 to this Report on Form 8-K and is incorporated herein by reference.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section and shall not be deemed incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended.

Item 8.01.	Other Events.

On July 28, 2025, the Company’s Board of Directors declared a quarterly cash dividend of $0.03 per share of common stock, payable on August 27, 2025 to stockholders of record as of the close of business on August 13, 2025. A copy of the press release issued in connection with the dividend is attached as Exhibit 99.2 to this Report on Form 8-K and is incorporated herein by reference.

Cautionary Statement Regarding Forward-Looking Statements

This Report on Form 8-K may contain a number of “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about our ability to achieve our financial and business plans, goals and objectives and drive stockholder value, including with respect to our ability to successfully implement our strategic goals relating to our acquisition of Ceres and other risk factors discussed from time to time in the Company’s filings with the SEC, including those factors discussed under the caption “Risk Factors” in our most recent annual report on Form 10-K, filed with the SEC on February 26, 2025, and in subsequent reports filed with or furnished to the SEC. These forward-looking statements are based on the Company’s management’s current expectations, estimates, projections and beliefs, as well as a number of assumptions concerning future events. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the Company’s management’s control, that could cause actual results to differ materially from the results discussed in the forward-looking statements. Forward-looking statements included in this release speak only as of the date of this release. The Company does not undertake any obligation to update its forward-looking statements to reflect events or circumstances after the date of this release except as may be required by the federal securities laws.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits:

Exhibit 99.1	Press Release, dated July 31, 2025, relating to the execution of the Ceres Purchase Agreement
Exhibit 99.2	Press Release, dated July 31, 2025, relating to Q2 2025 earnings
Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WisdomTree, Inc.

Date: July 31, 2025	By:	/s/ Bryan Edmiston
Bryan Edmiston
Chief Financial Officer